Taxes on Income	12 Months Ended
Dec. 31, 2022
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 9 - TAXES ON INCOME:

a.

Corporate taxation

The taxable income of the Company, Safe-T and CyberKick is subject to the Israeli regular corporate tax rate which is 23%. The taxable income of NetNut, based on management opinion, meets the criteria of a Preferred Technological Enterprise under the Law for the Encouragement of Capital Investments and accordingly, eligible for a reduced tax rate of 12%. Taxable income other than taxable income from the Preferred Technological Enterprise regime is subject to the Israeli regular corporate tax rate.

NetNut Inc., iShield Inc and RoboVPN are taxed at a regular U.S. federal tax rate of 21% for the tax years 2022, 2021 and 2020. NetNut Inc. and NNNW file a consolidated tax return, with NNNW’s taxation period starting from its acquisition date by NetNut Inc.

Spell Me Ltd. has a 0% business tax rate based on Seychelles tax regime, as long as its profits derived outside of Seychelles.

b.

Tax assessments

Tax assessments filed by the Company and Safe-T through 2017 are considered final. The tax assessment filed by NetNut Inc. by 2018 is considered final. NetNut, NNNW, CyberKick, iShield, Robo VPN, RoboVPN Tech and Spell Me have not received tax assessments since their incorporation.

c.

Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to approximately $14.7 million and $7.4 million as of December 31, 2022 and 2021, respectively.

Carryforward tax losses in Israel of Safe-T amounted to approximately $34.6 million and $44 million as of December 31, 2022 and 2021, respectively.

Carryforward tax losses in Israel of NetNut amounted to approximately$6.4 million and $4.8 million as of December 31, 2022 and 2021, respectively.

Carryforward tax losses in Israel of CyberKick amounted to approximately$3.1 million and $1.1 million as of December 31, 2022 and 2021, respectively.

Carryforward tax losses in Israel has no expiration date.

Carryforward tax losses for NNNW, iShield, Robo VPN, RoboVPN Tech and Spell Me as of December 31, 2022 and 2021, are immaterial.

Deferred tax assets on losses for tax purposes carried forward to subsequent years are recognized if utilization of the related tax benefit against a future taxable income is expected.

d.	Deferred taxes

	Property and equipment, net	Intangible assets, net	Carryforward tax losses	Total
	U.S. dollar in thousands

Balance as of January 1, 2022	-	(1,067)	422	(645)
Changes during the year:
Tax benefit	-	215	129	344
Balance as of December 31, 2022	-	(852)	551	(301)

Balance as of January 1, 2021	(10)	(783)	-	(793)
Changes during the year:
Initial recognition due to business combination	-	(825)	-	(825)
Tax benefit	10	541	422	973
Balance as of December 31, 2021	-	(1,067)	422	(645)

Balance as of January 1, 2020	(33)	(1,007)	-	(1,040)
Changes during the year:
Tax benefit	23	224	-	247
Balance as of December 31, 2020	(10)	(783)	-	(793)

e.

Theoretical tax reconciliation

Following is a reconciliation of the theoretical taxes on income, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see section a above) and the actual tax expense:

	Year ended December 31
	2022		2021		2020
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands

Loss before taxes on income, as reported in the statement of profit or loss	23	13,478	23	14,070	23	8,091
Theoretical tax benefit		(3,100)		(3,236)		(1,861)
Increase in taxes resulting from permanent differences - non-deductible expenses		282		311		86
Increase in taxes resulting from losses in the reported year for which deferred taxes were not recognized		2,491		1,980		1,529
Tax benefit		(327)		(945)		(246)